UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 2, 2015

RADIANT LOGISTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004

(Address of Principal Executive Offices) (Zip Code)

(425) 943-4599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 8, 2015, Radiant Logistics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that Radiant Logistics, Inc. completed its previously announced acquisition of Wheels Group Inc. (“Wheels”). This Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information with respect to the acquisition of Wheels.

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the following audited consolidated financial statements of Wheels Group Inc. as of and for the years ended December 31, 2014 and 2013

Independent Auditors’ Report

Consolidated statements of financial position

Consolidated statements of operations

Consolidated statements of comprehensive income

Consolidated statements of changes in equity

Consolidated statements of cash flows

Notes to the consolidated financial statements

(b)Pro forma Financial Information.

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the following unaudited pro forma condensed combined financial statements of Radiant Logistics, Inc. and Wheels Group Inc.

Statements of operations for the twelve months ended June 30, 2014

Statements of operations for the six months ended December 31, 2014

Balance sheet as of December 31, 2014

(d)	Exhibits.

Exhibit	Exhibit Description

99.1	Audited consolidated financial statements of Wheels Group Inc. as of and for the years ended December 31, 2014 and 2013

99.2	Unaudited pro forma condensed combined financial statements of Radiant Logistics, Inc. and Wheels Group Inc.

23.1	Consent of Deloitte LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: April 27, 2015	By:	/s/ Robert L. Hines, Jr.
Robert L. Hines, Jr.
Senior Vice President, General Counsel and Secretary